UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023
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Tradeweb Markets Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 430-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2023, Tradeweb Markets Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders. At the 2023 Annual Meeting of Stockholders, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2023 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of the stockholders were as follows:

Proposal 1: Election of Directors

The Company’s stockholders elected the persons listed below as Class I directors for a three-year term expiring at the Company’s 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Troy Dixon	1,294,090,728	2,674,559	2,567,238
Scott Ganeles	1,265,844,126	30,921,161	2,567,238
Catherine Johnson	1,274,504,934	22,260,353	2,567,238
Murray Roos	1,267,901,612	28,863,675	2,567,238

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
1,299,297,422	27,424	7,679

Item 7.01. Regulation FD Disclosure.

On May 19, 2023, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference, regarding the election of Catherine Johnson to the Board of Directors of the Company.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
99.1	Press Release of Tradeweb Markets Inc., dated May 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: May 19, 2023	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel